Seres Therapeutics Overview November 2020 Exhibit 99.1

Some of the statements in this presentation constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995, including, but not limited to, our development plans, the promise and potential impact of any of our microbiome therapeutics, the ability of our clinical trials to support approval, the timing of clinical studies, the timing and ultimate results of the SER-109 safety data, the size of the market for SER-109, the sufficiency of cash to fund operations, and the potential benefits of Seres’ collaborations. Such statements are subject to important factors, risks and uncertainties, such as those discussed under the caption "Risk Factors" in the Company’s Quarterly Report on Form 10-Q filed on November 9, 2020, and its other filings with the SEC, that may cause actual results to differ materially from those expressed or implied by such forward looking statements. Any forward looking statements included herein represent our views as of today only. We may update these statements, but we disclaim any obligation to do so. Forward looking statements

SER-109 Phase 3 success highlights that the time for microbiome therapeutics is now

Formulated for oral delivery using current Good Manufacturing Practices (cGMP) Consortia capture breadth of biological & functional diversity Mechanisms includes microbial engraftment in GI tract to restructure the microbiome Designed to target inflammatory & immunological disease pathways simultaneously Ecobiotic® microbiome therapeutics are encapsulated consortia of commensal bacteria with specific pharmacologic properties Seres is developing a novel drug modality that modulates the gut microbiome

End-to-End GMP Manufacturing Lead Optimization & Bioprocess Hit-to-Lead Identification Clinical sample biorepository Microbiome Biomarker Discovery Consortia Design Pharmacological Properties Validation Oral formulation Proprietary genomic & metabolomic analytics World-class collaborations Broad strain library & culturing know-how Genomic & host function screening In-silico drug design for functional targets Ex vivo & in vivo disease modeling Fermentation & formulation optimization platforms Donor-derived & multi-strain fermentation Anaerobic, spore & lyophilized technologies Late clinical stage drug release assays Disease Target Identification Industry-leading, in-house research engine for drug discovery, development & manufacturing

Broad opportunities for microbiome therapeutics

	Program	Indication	Preclinical	Phase 1b	Phase 2b	Phase 3	Collaborators
Infectious Disease	SER-109	Recurrent *C. difficile*	Phase 3				Nestlé Health Science
Infectious Disease	SER-155	Infection, Bacteremia & GvHD in HSCT for cancer (Rationally-designed, fermented)					Memorial Sloan Kettering Cancer Center; CARB-X
Inflammatory	SER-287	Ulcerative colitis	Phase 2b				Nestlé Health Science
Inflammatory	SER-301	Ulcerative colitis (Rationally-designed, fermented)					Nestlé Health Science
Oncology	SER-401	Metastatic melanoma in combination with anti-PD-1 MAb	Phase 1b				The University of Texas MD Anderson Cancer Center; Parker Institute
Oncology	Immuno-Oncology	Improve response to check-point therapies; potential synergies with AZ pipeline					AstraZeneca; Memorial Sloan Kettering Cancer Center

1. Collaboration with Nestlé Health Science, announced Jan. 11, 2016, regarding *C. difficile* and IBD programs for markets outside of North America
2. Collaboration with University of Texas MD Anderson Cancer Center and the Parker Institute for Cancer Immunotherapy, announced Nov. 14, 2017, regarding evaluation of microbiome therapies to improve the outcomes of cancer patients treated with immunotherapy. The Parker Institute is the IND application holder for SER-401.
3. Collaboration with AstraZeneca, announced Mar. 11, 2019, regarding advancing mechanistic understanding of the microbiome in augmenting the efficacy of cancer immunotherapy, including potential synergy with AstraZeneca compounds.

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SERES THERAPEUTICS

C. difficile Infection Overview and SER-109 Phase 3 study

August 2020: Positive ECOSPOR III Phase 3 study read-out Primary endpoint: C. diff. recurrence, at up to 8 weeks SER-109 (n = 90) Multiply recurrent C. difficile patients (n=182) All subjects treated with standard of care antibiotics Placebo (n = 92) 0 weeks 8 weeks 24 weeks Safety follow-up to 24 weeks Toxin testing to ensure inclusion of subjects with active rCDI, and for accuracy of endpoint Substantially higher dose vs. Phase 2 designed to result in greater and earlier microbiome restoration Placebo arm to provide invaluable safety and efficacy data that cannot be obtained in open-label trials

Topline SER-109 Phase 3 study efficacy results Time point SER-109 (N =90) Placebo (N =92) RR (95%CI) p-Value (p1/p2) n (%) n (%) Week 8 10 (11.1) 38 (41.3) 0.27 (0.15, 0.51) <0.001 / <0.001 Highly statistically significant 30.2% absolute reduction in the rate of CDI recurrence compared to placebo Number needed to treat = approximately 3 Primary efficacy endpoint results: Sustained clinical response rate (i.e., percentage of patients who remain free of CDI at 8 weeks): SER-109 was effective in 88.9% of SER-109 subjects vs. 58.7% of subjects in the placebo arm Results were statistically significant in both age stratified subgroups: 18-64 years old, or 65 and over

Favorable safety profile observed in Phase 3 SER-109 was well tolerated, with no treatment-related serious adverse events (SAEs) observed in the active arm, and an adverse event profile similar to placebo Overall incidence of patients who experienced AEs during the eight-week study period was similar between SER-109 and placebo arms Most commonly observed treatment-related AEs were flatulence, abdominal distention and abdominal pain, which were generally mild to moderate in nature, and these were observed at a similar rate in both the SER-109 and placebo arms

Substantial recurrent *C. difficile* infection market opportunity

Infectious disease caused by toxin-producing bacteria, resulting in diarrhea, abdominal pain, fever and nausea

Leading cause of hospital-acquired infection in the U.S.

- ~ 453K cases of primary CDI within the U.S. each year
- ~ 170K episodes per year (100K episodes of first recurrence; ~ 73K episodes of 2+ recurrences)
- Estimated ~ $5B in healthcare burden each year



25% of primary *C. difficile* recur

Over **20,000 deaths** per year

- **Potential broad FDA label covering rCDI patients**

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Source: * Desai et al., Epidemiological and economic burden of *Clostridium difficile* in the United States: estimates from a modeling approach, BMC Infectious Diseases (2016) 16:303; Guh AY et al. NEJM 2020

SERES THERAPEUTICS™

FMT safety concerns highlight the need for improved, FDA-approved treatment options for C. difficile infection In contrast to FMT, SER-109 is comprised of a highly purified consortia of spore-based bacteria manufactured under GMP conditions to ensure product quality and consistency Unique manufacturing process to inactivate potential pathogens Process inactivates many emerging potential pathogens where diagnostic assays may not yet be widely available, such as SARS-CoV-2 Since July 2020, the largest U.S. provider of FMT has quarantined supply and halted shipments

SER-109 open label study enrollment ongoing to support expanded safety database Seres is currently enrolling recurrent CDI patients in an open label study to expand the SER-109 safety database, supporting a Biologics License Application (BLA) to the U.S. Food and Drug Administration (FDA) In November 2020, FDA indicated that the SER-109 safety database should include at least 300 treated subjects with 24 weeks of follow-up, 30 days subsequent to the BLA filing With support from the FDA, Seres is including patients with a first recurrence of CDI, in addition to those with multiple recurrent CDI, in the open label study Seres is working toward activating approximately 130 clinical sites in the U.S. and Canada to fulfill the safety database obligation, and to enable a BLA filing, as rapidly as possible

Amplifying efforts for market preparation and launch Medical communications strategy KOL mapping Develop and deploy payer value proposition Scaling Market Education Efforts Enhancing Understanding of Commercial Opportunity Deeper patient journey analysis Pricing analysis Customer segmentation Identify options for go-to-market model Building Infrastructure to Launch Scale Medical Affairs organization and deploy MSL team Hire key commercial leadership roles Key external strategic partners on board

Strong clinical & scientific data Dramatic reduction in CDI recurrence rate Spore-forming Firmicute bacteria prevent C. difficile germination and growth SER-109: Investigational, spore-based therapeutic designed to break the cycle of recurrent C. difficile infection Oral formulation   Spores are resistant to gastric acid, facilitating oral delivery to gastrointestinal tract Favorable safety profile   Favorable tolerability & safety profile with no imbalance in adverse event Spore purification mitigates risk of transmission of known  and unknown infectious agents SER-109 Oral formulation of Firmicute bacteria spores FDA regulatory designations   Breakthrough designation Orphan drug status

SER-287 and Ulcerative Colitis

Serious chronic condition characterized by inflammation of the colon and rectum resulting in abdominal pain, bowel urgency and diarrhea Significant need for improved therapies - Many drugs are immunosuppressive, limiting use to more severe patients ~700K in the United States Only ~1/3 achieve remission Ulcerative colitis overview

Steroids Thiopurines / MTX Anti-TNFs JAK Inhibitors Anti IL12/23 Microbiome Anti-Integrins S1P1 Agonists Gut Lumen Lamina Propria Blood vessel Gut Epithelium Microbiome therapeutics may drive therapeutic benefit May address drivers of inflammation, barrier integrity, innate immune activation, and adaptive immune education and cell trafficking Effector molecules may include short chain fatty acids, secondary bile acids, tryptophan metabolites, and TLR ligands Microbial consortia can likely target multiple pathways simultaneously Opportunity to develop both first-line and combination therapies The dysbiotic microbiome may be a trigger of inflammation in ulcerative colitis

Published study regarding microbiota transplantation provided clinical proof-of-concept in ulcerative colitis Note: SER-287 was not involved in this study

DAILY Primary Objectives Safety and tolerability Change in composition of intestinal microbiome at 8 weeks (n=11) (n=15) (n=15) (n=17) Placebo pre-treatment for 6 days 58 mild-to-moderate ulcerative colitis patients Placebo once daily for 8 weeks Vancomycin pre-treatment for 6 days SER-287 once daily for 8 weeks Placebo pre-treatment for 6 days SER-287 once weekly for 8 weeks Vancomycin pre-treatment for 6 days SER-287 once weekly for 8 weeks WEEKLY SER-287 Phase 1b ulcerative colitis study

Phase 1b study results – Statistically significant clinical remission improvement observed in Vanco/SER-287 daily treatment arm



% patients achieving remission
40%
30%
20%
10%
0%
p = 0.0237
40.0%
(6/15)
13.3%
(2/15)
17.7%
(3/17)
0.0%
(0/11)
Placebo pretreatment / Placebo
Vancomycin pretreatment / SER-287 daily
Placebo pretreatment / SER-287 weekly
Vancomycin pretreatment / SER-287 weekly

Remission = Total Modified Mayo score ≤ 2 AND endoscopic subscore ≤ 1
Note: Missing data treated as failure; statistical significance not found in SER-287 weekly arms

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SERES THERAPEUTICS

Illustrative endoscopy improvement — Vanco/SER-287 daily treatment Pre-treatment endoscopy showing the sigmoid colon with spontaneous bleeding and ulceration Post-treatment day 64 endoscopy

SER-287 Phase 1b safety results show safety profile comparable to placebo SER-287 daily arm demonstrated a similar safety profile to placebo No serious drug-related adverse events Reduced gastrointestinal adverse events provide an independent assessment of efficacy as the GI adverse events likely reflect ulcerative colitis disease activity SER-287 daily arm GI AEs: 2/15 (13.3%) vs. placebo arm: 5/11 (45.5%)

Phase 1b study results – SER-287 bacteria engrafted in subjects and was durable to four weeks after dosing Significant engraftment observed starting one week post-dosing Engraftment is significantly higher in arms with vancomycin pre-conditioning Engraftment in vancomycin arms is dose-dependent; significantly greater in daily dosing arm (arm with greatest efficacy) Henn et al. (in review)

SER-287 Phase 1b study results published

Ongoing SER-287 ECO-RESET Phase 2b study in patients with mild-to-moderate active ulcerative colitis 10-week induction period Pbo pre-treat Mild to moderate UC patients with active disease N=201 Vanco pre-treat Vanco pre-treat Placebo SER-287 daily high dose SER-287 daily high dose followed by step down dose 26-week exploratory maintenance follow-up FDA Fast Track designation FDA feedback: Phase 2b study results, in conjunction with data from a second pivotal study, could support BLA submission Over 75% enrolled (as of Nov. 9, 2020) Primary endpoint: Clinical remission

Earlier stage development programs: SER-401, SER-301, SER-155

SER-301: Next-generation, rationally designed fermented microbiome therapeutic candidate for ulcerative colitis Reduces induction of pro-inflammatory activity Improves epithelial barrier integrity & TNF-α driven inflammation in IECs Modulates UC-relevant anti-inflammatory, innate & adaptive immune pathways

SER-301: Ongoing Phase 1b in adults with mild-to-moderate ulcerative colitis Screening Induction Treatment (daily dosing) Safety Period Pre- Cond. 10 weeks 16 weeks * * endoscopy, pre- and post-treatment 6d Cohort 1, Open Label (15 subjects, SER-301) SER-301 after pre-conditioning Cohort 2, Placebo-controlled (50 subjects, 2:3 Placebo to SER-301) Placebo after placebo SER-301 after pre-conditioning Study Objectives Primary endpoint = safety and tolerability Assess drug activity via changes in biomarkers of clinical remission in patients treated with SER-301 Secondary endpoints = engraftment and measures of clinical remission First patient dosed in November 2020

Gopalakrishnan et al, Science 2017 SER-401 composition driven by bacteria consistent with responder profile All spore formers that leverage deep Seres expertise in the biology and manufacturing of these organisms SER-401: Immuno-oncology - Microbiome signature in melanoma patient responder to anti-PD-1

SER-401: Ongoing Phase 1b study

Patients with metastatic melanoma treated with anti-PD-1 (nivolumab)

SER-401; biologically sourced product to match microbiome signature of anti-PD-1 responders (n=20)

Placebo (n=10)

Study Objectives

- Primary endpoint = safety and tolerability
- Secondary Endpoints = engraftment, response, and clinical biomarkers)
- Assess drug activity via microbiome engraftment and its association with biomarkers of clinical response in tumor biopsies in patients treated with SER-401 in combination with nivolumab, an approved anti-PD-1 checkpoint inhibitor therapy


Day -14
Day -7
Day 0
Day +7
Day +14
Day +28
Day +56
Day +84
SER-401 / Placebo
Daily dosing
Biospecimens:
Blood
Stool
Biopsy

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Additional study arm may be added including fecal microbiota obtained from responders

SERES THERAPEUTICS™

SER-155: Rationally-designed, fermented microbiome therapeutic candidate for infection, bacteremia & GvHD

- Decreases infection by antibiotic resistant bacteria in the gastrointestinal tract that lead to bacteremia
- Enhances epithelial barrier integrity to prevent bacterial translocation to the blood stream
- Modulates local and systemic immunomodulatory responses to decrease graft versus host disease
- Collaboration with:

Memorial Sloan Kettering Cancer Center

CARB-X Combating Antibiotic-Resistant Bacteria

Catalyzes changes in the microbiome & microbe-derived metabolites to prevent bacteremia


Antibiotic
Translocation
Antibiotic resistant pathogens can dominate the GI microbiome
Epithelial barrier compromise
Compromised epithelial layer with thin mucus layer
Basal TLRs

- **Lead candidate nominated**
- **U.S. regulatory submission preparation in process**

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SERES THERAPEUTICS

SER-109 success validates our microbiome therapeutic approach, presenting opportunity in multiple additional areas Deep understanding of the broad role of the microbiome in health: Resistance to pathogens Gut & systemic inflammation Innate & adaptive immunity Regulation of metabolism Novel drug discovery and development platform Option to pursue multiple diseases with high unmet need Highly productive R&D engine pursing multiple promising potential opportunities Infectious (e.g. Antibiotic resistant infections) Inflammatory (e.g. Crohn’s, RA) Oncology (e.g. tumor progression & bacteremia) Immune modulation & autoimmune disease Neurologic & CNS disease Metabolic & Cardiovascular (e.g. NASH)

Differentiated CMC capabilities producing rationally designed fermented products Potential best-in-class clinical profile based on species specific properties Fermented approach enables efficient and highly scalable manufacturing process to serve large markets Cell banking & inoculum Drug substance Drug product Quality control Seres in-house GMP manufacturing and quality control capabilities

Broad IP portfolio and regulatory exclusivity PROJECTED BIOSIMILAR REGULATORY EXCLUSIVITY years for new biological composition 12 Have obtained issued patents in the US, demonstrating that rationally designed ecologies of spores and microbes are patentable Portfolio includes composition of matter and method claims, including option to license foundational IP from MD Anderson related to the use of bacteria in combination with checkpoint inhibitors. Portfolio also includes exclusive licenses to Memorial Sloan Kettering Cancer Center IP related to use of bacteria to treat gastrointestinal disorders and cancer relapse. Issued claims related to SER-109/ C. difficile & SER-287 / ulcerative colitis lead candidates extend through 2033 13 Issued US Patents obtained Families of Applications 21 Nationalized 15 Pending Provisionals 1 years for new drug 10 PATENT PORTFOLIO OF OWNED & LICENSED PATENTS AND APPLICATIONS*

Seres is well positioned to harness core microbiome capabilities to advance its pipeline Positive ECOSPOR III Phase 3 study results expected to serve as single study to support BLA Metastatic melanoma – Phase 1b ongoing SER-287 SER-109 SER-401 Ulcerative colitis – Phase 2b ongoing Antibiotic resistant bacterial infections, bacteremia, & GvHD –Initiated clinical development activities Rationally-designed, fermented consortia SER-155 SER-301 Ulcerative colitis – Phase 1b ongoing Rationally-designed, fermented consortia Multiple earlier stage programs under consideration as new development opportunities Additional R&D opportunities As of Sept. 30, 2020: $320M in cash, cash equivalents and short and long-term investments